FINANCIAL INSTRUMENTS AND RISK MANAGEMENT	6 Months Ended
May 31, 2022
FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

23.       FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

Financial instruments measured at fair value are classified into one of three levels in the fair value hierarchy according to the relative reliability of the inputs used to estimate the fair values. The three levels of the fair value hierarchy are:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities;
•	Level 2 – Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly; and
•	Level 3 – Unobservable inputs that are supported by little or no market activity, therefore requiring an entity to develop its own assumptions about the assumption that market participants would use in pricing.

The Company’s financial instruments consist of cash, restricted cash, receivables, accounts payable, corporate income taxes payable, and long-term debt. The fair value of receivables, accounts payable, and corporate income taxes payable approximates their carrying values. Long-term debt has been valued using a valuation methodology on initial recognition. Cash and restricted cash is measured at fair value using level 1 inputs. The derivative liability for the warrants is measured using level 2 inputs. The derivative liability for the contingent consideration was measured at fair value using level 3 inputs.

As at May 31, 2022, the fair value of the level 3 derivative liability was $2,727,729 (November 30, 2021 - $1,277,200) based on management’s estimate of probabilities on the likelihood of IndieFlix, iGEMS, and DCU achieving the projected revenue targets and the Company issuing the resulting common shares to the former noteholders of IndieFlix and shareholders of iGEMS and DCU. Management the assessed the probabilities for the IndieFlix and iGEMS contingent consideration on a low case, base case, and high case scenario with a 20%, 60%, and 20% probability, respectively, of occurring to determine a weighted average number of expected common shares to be issued. Management the assessed the probabilities for the DCU contingent consideration using the Finnerty Put model and Monte Carlo Simulation methodology to determine the discount rate and weighted average number of expected common shares to be issued, respectively. The Company’s investment in IndieFlix, iGEMS, and DCU did not have a quoted market price on an active market and the Company assessed the fair value of the investment based on IndieFlix’s, iGEMS’, and DCU’s unobservable expected earnings. As a result, the fair values were classified as level 3 of the fair value hierarchy. The process of estimating the fair value of the contingent considerations was based on inherent measurement uncertainties and was based on techniques and assumptions that emphasize both qualitative and quantitative information. As at May 31, 2022, a 10% change in the number of expected common shares to be issued or a 10% change in the Company’s share price would change comprehensive income (loss) by approximately $273,000.

The Company is exposed to a variety of financial risks by virtue of its activities including currency, credit, interest rate, and liquidity risk.

a)	Currency risk

Foreign currency exchange rate risk is the risk that the fair value or future cash flows will fluctuate as a result of changes in foreign exchange rates. The Company’s operations are carried out in Canada, the United States, Czech Republic, England, South Africa, and Malta. The Company is subject to foreign currency exchange rate risk on its net assets denominated in currencies other than the USD which could have an adverse effect on the profitability of the Company. As at May 31, 2022, the Company had net assets (liabilities) totaling CAD$19,698, Euro (€711,484), British Pound (£120,554), CZK (882,608), and ZAR (3,257,453) which equates to $1,149,048. A 10% change in the exchange rate would change comprehensive income (loss) by approximately $115,000. The Company currently does not have plans to enter into foreign currency future contracts to mitigate this risk, however it may do so in the future.

b)	Credit risk

Credit risk is the risk that one party to a financial instrument will cause a financial loss for the other party by failing to discharge an obligation.

The Company’s cash is held in large Canadian, United States, Czech Republic, United Kingdom, and South African financial institutions. The Company maintains certain cash deposits with Schedule I financial institutions, which from time to time may exceed federally insured limits. The Company has not experienced any significant credit losses and believes it is not exposed to any significant credit risk. The Company’s sales tax receivable is due from various government agencies; therefore, the credit risk exposure is low.

The maximum exposure to credit risk as at May 31, 2022 is the carrying value of the receivables and loans receivable. The Company has allowed for an expected credit loss of $356,070 on the loans receivable as at May 31, 2022. As at November 30, 2021, the Company had fully allowed for the loans receivable.

b)	Interest rate risk

Interest rate risk is the risk the fair value or future cash flows of a financial instrument will fluctuate because of changes in market interest rates. Financial assets and liabilities with variable interest rates expose the Company to cash flow interest rate risk. The Company does not hold any financial liabilities with variable interest rates. The Company does maintain bank accounts which earn interest at variable rates but it does not believe it is currently subject to any significant interest rate risk.

c)	Liquidity risk

The Company’s ability to continue as a going concern is dependent on management’s ability to raise required funding through future equity issuances and through short-term borrowing. The Company manages its liquidity risk by forecasting cash flows from operations and anticipating any investing and financing activities. Management and the Board of Directors are actively involved in the review, planning and approval of significant expenditures and commitments. As at May 31, 2022, the Company had a cash balance of $1,705,515 to settle current financial liabilities of $5,078,128. The Company is exposed to liquidity risk.